FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") is made and entered into effective this 15th day of September, 2014 by and between Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership ("Purchaser") and Sandstone Overland Park, LLC, Estancia Dallas, LLC, Stoneridge Nashville, LLC, and Vineyards Houston, LLC, all Delaware limited liability companies (collectively the “Seller”).
RECITALS
WHEREAS, Seller and Purchaser entered into that certain Agreement of Purchase and Sale dated effective as of July 25, 2014 (the “Agreement”) regarding the purchase by Purchaser of certain properties, including certain real property and improvements, as more particularly described in the Agreement.

WHEREAS, Seller and Purchaser desire to modify and amend the Agreement in the manner hereinafter set forth.
FIRST AMENDMENT
NOW, THEREFORE, in consideration of the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:
1.Definitions. All capitalized terms used this in this Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement.
2.Waiver of Termination Rights. Purchaser has waived its rights to terminate the Agreement in accordance with the terms and provisions of Section 4.5 and 5.3; provided, however, the foregoing waiver shall not relieve Seller of its obligation to cure the Removable Liens.
3.Purchase Price. The Purchase Price set forth in Section 1.1.3 is hereby increased to $181,740.000.00.
4.Closing Date and Pre-Closing Date. The Closing Date as defined in Section 1.1.14 of the Agreement is hereby amended and shall hereafter be September 24, 2014, or such later date as determined by Seller in the event it is unable to defease its existing financing on or before September 24, 2014, or by Purchaser as set forth below. The Pre-Closing Date as defined in Section 1.1.15 of the Agreement is hereby amended and shall hereafter be September 23, 2014. On or before September 19, 2014, Purchaser may notify Seller in writing that the Closing Date and Pre-Closing Date must be extended, in Purchaser’s sole discretion, to a Pre-Closing Date and a Closing Date of not later than September 29 and September 30, 2014 by so notifying Seller and specifying the specific date for the Pre-Closing Date and Closing Date in such notice. Purchaser shall have no further right to extend the Pre-Closing Date or the Closing Date if not exercised by September 19, 2014. The provisions of Sections 7.2.5 and 7.6 are hereby modified and amended to replace October 14, 2014 with September 30, 2014 as the outside date for the Closing Date.
5.Section 8.1.3 is hereby amended by adding the following language:
For the Real Property owned by Estancia Dallas and Vineyards Houston (the “Estancia Property and the “Vineyards Property”, respectively), Seller is reimbursed by tenants of those Properties for certain utilities expenses (“RUBS”) previously incurred by Sellers in arrears. RUBS for the Estancia Property and the Vineyards Property will not be prorated pursuant to the terms applicable to Tenant Receivables under this Section 8.1.3. Seller shall be allocated the entire amount of RUBS for the Estancia Property and the Vineyards Property actually collected for the month in which Closing occurs. Purchaser shall be entitled to collect all RUBS for the Estancia Property and the Vineyards Property collected after Closing (including delinquencies).
6.Ratification. The parties hereby ratify and affirm the Agreement, which Agreement shall remain in full force and effect, except as specifically modified by this Amendment. In the event of any conflict between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall control.
7.Counterpart Signatures. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Seller and Purchaser further agree that the acknowledgement of this Amendment by Escrow Agent is not required for this Amendment to be binding and effective as between Seller and Purchaser.
8.Facsimile and PDF Signatures. Handwritten signatures to this Amendment transmitted by telecopy or electronic mail (for example, through use of a Portable Document Format or “PDF” file) shall be valid and effective to bind the party so signing. Each party to this Amendment shall be bound by its own telecopied or electronically transmitted handwritten signature and shall accept the telecopied or electronically transmitted handwritten signature of the other party to this Amendment.

[Remainder of page intentionally left blank; signatures to follow on next pages.]

SIGNATURE PAGE TO FIRST AMENDMENT OF AGREEMENT OF
PURCHASE AND SALE
BY AND BETWEEN
SANDSTONE OVERLAND PARK, LLC
AND PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.
SELLER:
Sandstone Overland Park, LLC,
a Delaware limited liability company

By:    JTL AREP Investments I, LLC,
a Delaware limited liability company
its sole member

By:    JTL 4 Pack, LLC,
a Missouri limited liability company
its Manager

By: /s/ Whitney A. Greaves______________
Whitney A. Greaves
Authorized Representative

Date executed by Seller:
___September 17, 2014________

SIGNATURE PAGE TO AGREEMENT OF
PURCHASE AND SALE
BY AND BETWEEN
ESTANCIA DALLAS, LLC
AND PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.
SELLER:
Estancia Dallas, LLC,
a Delaware limited liability company

By:    JTL AREP Investments I, LLC,
a Delaware limited liability company
its sole member

By:    JTL 4 Pack, LLC,
a Missouri limited liability company
its Manager

By: /s/ Whitney A. Greaves______________
Whitney A. Greaves
Authorized Representative

Date executed by Seller:
___September 17, 2014________

SIGNATURE PAGE TO AGREEMENT OF
PURCHASE AND SALE
BY AND BETWEEN
STONERIDGE NASHVILLE, LLC
AND PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.
SELLER:
Stoneridge Nashville, LLC,
a Delaware limited liability company

By:    JTL AREP Investments I, LLC,
a Delaware limited liability company
its sole member

By:    JTL 4 Pack, LLC,
a Missouri limited liability company
its Manager

By: /s/ Whitney A. Greaves______________
Whitney A. Greaves
Authorized Representative

Date executed by Seller:
___September 17, 2014________

SIGNATURE PAGE TO AGREEMENT OF
PURCHASE AND SALE
BY AND BETWEEN
VINEYARDS HOUSTON, LLC
AND PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.
SELLER:
Vineyards Houston, LLC,
a Delaware limited liability company

By:    JTL AREP Investments I, LLC,
a Delaware limited liability company
its sole member

By:    JTL 4 Pack, LLC,
a Missouri limited liability company
its Manager

By: /s/ Whitney A. Greaves______________
Whitney A. Greaves
Authorized Representative

Date executed by Seller:
___September 17, 2014________

SIGNATURE PAGE TO FIRST AMENDMENT OF AGREEMENT OF
PURCHASE AND SALE
BY AND BETWEEN
SANDSTONE OVERLAND PARK, LLC
AND PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.

PURCHASER:

Preferred Apartment Communities Operating Partnership, L.P.,
a Delaware limited partnership

By:    Preferred Apartment Advisors, LLC,
a Delaware limited liability company, its agent

By: _/s/ Jeffrey R. Sprain__________________
Jeffrey R. Sprain
General Counsel and Secretary

Date executed by Purchaser:

___September 17, 2014________